Exhibit 24.1

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Paul L. Snyder	Non-Executive Chairman and Director	May 21, 2012
Paul L. Snyder

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Martin L. Bassett	Director	May 21, 2012
Martin L. Bassett

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark A. Cohn	Director	May 17, 2012
Mark A. Cohn

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James J. Fuld, Jr.	Director	May 17, 2012
James J. Fuld, Jr.

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Morris Goldfarb	Director	May 17, 2012
Morris Goldfarb

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne L. Jones	Director	May 17, 2012
Anne L. Jones

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David A. Levin	Director	May 18, 2012
David A. Levin

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Lisa W. Pickrum	Director	May 17, 2012
Lisa W. Pickrum

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ William F. Sharpe, III	Director	May 18, 2012
William F. Sharpe, III

POWER OF ATTORNEY

WITH RESPECT TO

CHRISTOPHER & BANKS CORPORATION

(REGISTRANT)

The undersigned director of Christopher & Banks Corporation constitutes and appoints Joel N. Waller and Peter Michielutti each of them (with full power to each of them to act alone) as their true and lawful attorneys-in-fact and agents, with the powers of substitution and revocation, for that person and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) thereto, relating to the offer and sale by Christopher & Banks Corporation of up to an aggregate initial offering price of $75,000,000 of its securities, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Patricia A. Stensrud	Director	May 17, 2012
Patricia A. Stensrud